Transparent Value Trust
330 Madison Avenue, 10th Floor
New York, New York 10017

Supplement Dated May 30, 2018
to the currently effective Statutory Prospectus and Statement of Additional Information (“SAI”), as supplemented from time to time, for each series of Transparent Value Trust (each, a “Fund” and, collectively, the “Funds”)
This supplement provides updated information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.
Effective August 10, 2018, Class C shares of each Fund will automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares.  For shareholders invested in Class C shares of a Fund through a financial intermediary, it is the responsibility of the financial intermediary to maintain records necessary to verify, and ensure that the shareholder is credited with, the proper holding period for Class C shares. Please consult your financial intermediary for more information.
Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a Fund.

Please Retain This Supplement for Future Reference

RBP-PRO-SUP2-0518x0219